Exhibit 99.1

Press Ganey Holdings, Inc.

Reports Second Quarter 2016 Financial Results

BOSTON -- (BUSINESSWIRE) -- Press Ganey Holdings, Inc. (NYSE: PGND) (the “Company”) announced financial results today for the second quarter and six months ended June 30, 2016.

“We are pleased with our solid performance in the second quarter of 2016. We remain steadfast in our commitment to delivering innovative solutions that help our clients improve the overall safety, quality and experience of care. During the quarter, we also made significant progress integrating Avatar International Holding Company (“Avatar International”), acquired May 2, 2016, into our business operations,” said Patrick T. Ryan, Chief Executive Officer of Press Ganey Holdings, Inc.

Second Quarter 2016 Results

•

Revenue was $91.2 million for the quarter compared to $77.5 million for the same period in the prior year, an increase of 17.8%. Revenue growth consisted of 10.8% organic growth and 7.0% acquired growth. Revenue for this year’s quarter included $3.0 million attributable to Avatar International.

•

Net income was $7.9 million compared to net loss of $53.8 million for the same period in the prior year. Adjusted net income was $16.0 million compared to $10.9 million for the same period in the prior year, an increase of 46.3%.

•

Adjusted EBITDA was $36.3 million compared to $29.1 million for the same period in the prior year, an increase of 24.5%. Adjusted EBITDA for this year’s quarter included a loss of $0.1 million attributable to Avatar International.

•

Diluted net income (loss) per share was $0.15 compared to $(1.15) for the same period in the prior year. Adjusted diluted net income per share was $0.30 compared to $0.23 for the same period in the prior year, an increase of 28.0%.

Year to Date 2016 Results

•

Revenue was $178.0 million for the six-month period compared to $152.3 million for the same period in the prior year, an increase of 16.8%.  Revenue growth consisted of 11.9% organic growth and 4.9% acquired growth. Revenue for this year’s period included $3.0 million attributable to Avatar International.

•

Net income was $16.0 million compared to net loss of $47.8 million for the same period in the prior year. Adjusted net income was $30.5 million compared to $20.6 million for the same period in the prior year, an increase of 47.9%.

•

Adjusted EBITDA was $70.1 million compared to $56.5 million for the same period in the prior year, an increase of 24.1%. Adjusted EBITDA for this year’s period included a loss of $0.1 million attributable to Avatar International.

•

Diluted net income (loss) per share was $0.30 compared to $(1.06) for the same period in the prior year. Adjusted diluted net income per share was $0.57 compared to $0.46 for the same period in the prior year, an increase of 24.8%.

2016 Guidance

The Company currently expects 2016 revenue to be $361 million and adjusted EBITDA to be $141 million, excluding the impact of the May 2, 2016 acquisition of Avatar International. The Company currently expects the acquisition of Avatar International to contribute revenue of $5.5 million to $6 million from continuing clients for the remainder of 2016 and have no material impact on adjusted EBITDA in 2016.

Conference Call Information

The Company will host a conference call on August 2, 2016 at 8:30 a.m. Eastern Time to discuss the second quarter 2016 results. To participate in the Company's live conference call and webcast, please dial 877-201-0168 (647-788-4901 for international participants) using conference code number 28532174, or visit investors.pressganey.com.

About Press Ganey

Press Ganey Holdings (NYSE: PGND) is a leading provider of patient experience measurement, performance analytics and strategic advisory solutions for health care organizations across the continuum of care. Celebrating 30 years of experience, Press Ganey is recognized as a pioneer and thought leader in patient experience measurement and performance improvement solutions. Our mission is to help health care organizations reduce patient suffering and improve clinical quality, safety and the patient experience. As of January 1, 2016, we served more than 26,000 health care facilities.

Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future, not past, events and are subject to risks and uncertainties. The forward-looking statements, which address the Company's expected business and financial performance and financial condition, among other matters, contain words such as: “believe,” “could,” “opportunities,” “continue,” “expect,” “may,” “will,”  or “would” and other words and terms of similar meaning.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about expected income; earnings; revenues; and growth.  Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

Factors that could cause actual results to differ materially from these forward-looking statements, include, but are not limited to, the following:

•

Because our clients are concentrated in the healthcare industry, our revenue and operating results may be adversely affected by changes in regulations, a business downturn or consolidation in the healthcare industry.

•	If our clients do not continue to purchase our products and solutions, or we are unable to attract new clients, our business and operating results could be materially and adversely affected.
•	The loss of several of our large clients or a significant reduction in business from such clients would adversely affect our operating results.
•	We may not maintain our current rate of revenue growth.
•	We may be unable to effectively execute our growth strategy which could have an adverse effect on our business and competitive position in the industry.
•	We may not be able to develop new products and solutions, or enhancements to our existing products and solutions, or be able to achieve widespread acceptance of new products or solutions.
•	Technological developments could render our products and solutions obsolete or uncompetitive.
•	We may be unable to effectively identify, complete or integrate the operations of future acquisitions, joint ventures, collaborative arrangements or other growth investments.

•	We cannot assure you that we will be able to manage our growth effectively, which could have a material adverse effect on our business, financial condition, results of operations and growth prospects.
•	We operate in an increasingly competitive market, which could adversely affect our revenue and market share.
•	If we fail to promote and maintain awareness of our brand in a cost-effective manner, our business might suffer.
•	We may not be able to maintain our certification to conduct CMS mandated surveys, and this could adversely affect our business.
•	We depend on our senior management, and we may be materially harmed if we lose any member of our senior management.
•

Data security and integrity are critically important to our business, and actual or attempted breaches of security, unauthorized disclosure of information, denial of service attacks or the perception that personal and/or other sensitive or confidential information in our possession is not secure, could result in a material loss of business, substantial legal liability or significant harm to our reputation.

•

Our business and operating results could be adversely affected if we experience business interruptions, errors or failure in connection with our or third-party information technology and communication systems and other software and hardware products used in connection with our business.

•	We may be liable to our clients and may lose clients if we are unable to collect and maintain client data or if we lose client data.
•	Protection of our intellectual property may be difficult and costly, and our inability to protect our intellectual property could reduce the value of our products and solutions.
•

The agreements governing our 2015 Credit Agreement impose significant operating and financial restrictions on our company and our subsidiaries, which may prevent us from capitalizing on business opportunities, and we have pledged substantially all of our assets to secure indebtedness under our 2015 Credit Agreement.

•	Our internal control over financial reporting does not currently meet the standards required by Section 404 of the Sarbanes-Oxley Act.

A further description of these uncertainties and other risks can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its Registration Statement on Form S-1 and the accompanying prospectus filed with the Securities and Exchange Commission on May 22, 2015. These or other uncertainties may cause the Company’s actual future results to be materially different than those expressed in any forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements.

Non-GAAP Financial Measures

The Company defines Adjusted EBITDA as net income (loss) before interest expense, net, income taxes, depreciation and amortization, with further adjustments to add back (i) items that were terminated in connection with the initial public offering, or the IPO, (ii) non-cash charges, (iii) non-recurring items that are not indicative of the underlying operating performance of the business and (iv) items that are solely related to changes in the Company’s capital structure, and therefore are not indicative of the underlying operating performance of the business. The Company defines Adjusted Net Income as net income adjusted for non-cash and other non-recurring items. Management uses Adjusted EBITDA and Adjusted Net Income (i) to compare the Company’s operating performance on a consistent basis, (ii) to calculate incentive compensation for the Company’s employees, (iii) for planning purposes, including the preparation of the Company’s internal annual operating budget, (iv) to evaluate the performance and effectiveness of the Company’s operational strategies and (v) as an element of metrics used to assess compliance associated with the agreements governing the Company’s indebtedness. The Company also believes that Adjusted EBITDA and Adjusted Net Income are useful to investors in assessing the Company’s financial performance because these measures are similar to the metrics used by investors and other interested parties when comparing companies in the Company’s industry that have different capital structures, debt levels and/or income tax rates. Accordingly, the Company believes that Adjusted EBITDA and Adjusted Net Income provide useful information to investors and others in understanding and evaluating the Company’s operating performance in the same manner as the Company’s management. Adjusted EBITDA and Adjusted Net Income are not determined in accordance with U.S. generally accepted accounting principles, or GAAP, and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing or financing activities or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. To calculate Adjusted Net Income the Company uses the following additional non-GAAP measures: (i) Adjusted Operating Expenses, which includes Adjusted Cost of Revenue, Adjusted General and Administrative, Adjusted Depreciation and Amortization and Adjusted Loss (Gain) on Disposal of Property and Equipment, (ii) Adjusted Income from Operations, (iii) Adjusted Other Income (Expense), which includes Adjusted Management Fee of Related Party, (iv) Adjusted Income before Income Taxes and (v) Adjusted Provision for Income Taxes. See “Reconciliation of Non-GAAP Items to GAAP Net Income” below for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measure and reasons why the Company believes these non-GAAP measures provide useful information to investors and others in understanding and evaluating the Company’s operating performance in the same manner as the Company’s management.

Press Ganey Holdings, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Revenue	$91,240	$77,458	$177,971	$152,349
Operating expenses:
Cost of revenue	39,103	43,112	75,572	74,539
General and administrative	25,040	79,102	47,683	97,403
Depreciation and amortization	11,543	10,237	23,115	20,096
Loss (gain) on disposal of property and equipment	2	15	20	(31)
Total operating expenses	75,688	132,466	146,390	192,007
Income (loss) from operations	15,552	(55,008)	31,581	(39,658)
Other income (expense):
Interest expense, net	(1,136)	(3,775)	(2,366)	(8,354)
Extinguishment of debt	—	(638)	—	(638)
Management fee of related party	—	(267)	—	(553)
Total other income (expense), net	(1,136)	(4,680)	(2,366)	(9,545)
Income (loss) before income taxes	14,416	(59,688)	29,215	(49,203)
Provision for income taxes	6,489	(5,871)	13,169	(1,360)
Net income (loss)	$7,927	$(53,817)	$16,046	$(47,843)

Earnings (net loss) per share:
Basic	$0.15	$(1.15)	$0.30	$(1.06)
Diluted	$0.15	$(1.15)	$0.30	$(1.06)

Weighted average shares of common stock outstanding:
Basic	52,917	46,803	52,862	45,058
Diluted	53,464	46,803	53,375	45,058

See Supplemental Financial Data below for additional information.

Press Ganey Holdings, Inc.

Condensed Consolidated Balance Sheets

(Thousands of dollars, except share and per share amounts)

	June 30,	December 31,
	2016	2015
	(Unaudited)
ASSETS
Current assets:
Cash	$46,383	$35,235
Accounts receivable, net of allowances of $821 and $774 at June 30, 2016 and December 31, 2015, respectively	53,627	53,568
Unbilled revenue	6,413	2,993
Prepaid expenses and other assets	5,495	4,603
Income taxes receivable	689	4,603
Total current assets	112,607	101,002
Property and equipment, net	58,133	60,262
Other non-current assets	2,799	897
Intangible assets, net	354,073	362,465
Goodwill	426,673	411,203
Total assets	$954,285	$935,829
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt	$9,250	$9,250
Current portion of capital lease obligations	4,852	4,626
Accounts payable	8,957	9,420
Accrued payroll and related liabilities	11,890	15,830
Accrued expenses and other liabilities	1,929	1,969
Deferred revenue	37,206	31,555
Total current liabilities	74,084	72,650
Long-term debt, less current portion	166,842	171,226
Capital lease obligations, less current portion	1,631	4,165
Deferred income taxes	122,749	125,179
Total liabilities	365,306	373,220
Commitments and contingencies	—	—
SHAREHOLDERS' EQUITY
Common stock, $0.01 par value, 350,000,000 shares authorized; 53,012,876 and 52,770,722 shares issued and outstanding as of June 30, 2016 and December 31, 2015, respectively	530	528
Additional paid-in capital	608,897	598,575
Accumulated deficit	(20,448)	(36,494)
Total shareholders' equity	588,979	562,609
Total liabilities and shareholders' equity	$954,285	$935,829

Press Ganey Holdings, Inc.

Condensed Consolidated Statement of Cash Flows

(Thousands of dollars)

(Unaudited)

	Six Months Ended
	June 30,
	2016	2015
Operating activities
Net income (loss)	$16,046	$(47,843)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	23,115	20,096
Amortization of deferred financing fees and debt discount	340	354
Equity-based compensation	13,349	74,997
Excess tax benefits from equity awards	(703)	—
Extinguishment of debt	—	638
Provision for doubtful accounts	51	321
Loss (gain) on disposal of property and equipment	20	(31)
Deferred income taxes	(2,430)	(4,913)
Changes in assets and liabilities:
Accounts receivable	2,522	(3,508)
Unbilled revenue	(2,468)	(542)
Prepaid expenses and other assets	(354)	(2,911)
Accounts payable	(1,640)	(2,834)
Accrued payroll and related liabilities	(4,335)	(3,781)
Accrued expenses and other liabilities	(40)	36
Deferred revenue	3,992	10,589
Income taxes, net	4,617	(3,137)
Net cash provided by operating activities	52,082	37,531
Investing activities
Acquisitions of businesses, net of cash acquired	(16,744)	—
Investment in unconsolidated affiliate	(2,000)	—
Capital expenditures	(12,231)	(15,179)
Net cash used in investing activities	(30,975)	(15,179)
Financing activities
Payments on long-term debt	(4,626)	(225,140)
Deferred financing payments	—	(50)
Payments on capital lease obligations	(2,308)	(2,190)
Proceeds from sale of equity interests	—	100
Purchases of equity interests	(787)	(731)
Taxes paid for net settlements of restricted stock vesting	(2,941)	(10,858)
Excess tax benefits from equity awards	703	—
Distribution payments	—	(8,500)
Proceeds from the issuance of common stock in initial public offering, net of fees	—	237,977
Net cash used in financing activities	(9,959)	(9,392)
Net increase in cash	11,148	12,960
Cash at beginning of period	35,235	6,962
Cash at end of period	$46,383	$19,922

Press Ganey Holdings, Inc.

Supplemental Financial Data

(In thousands, except per share amounts)

(Unaudited)

Reconciliation of Non-GAAP Items to GAAP Net Income (Loss)

	Three Months Ended June 30, 2016				Three Months Ended June 30, 2015
	GAAP Actual	Adjustments		Non-GAAP Results	GAAP Actual	Adjustments		Non-GAAP Results	% Change Non-GAAP Results

Revenue	$91,240	$—		$91,240	$77,458	$—		$77,458	17.8%

Operating expenses:
Cost of revenue	39,103	1,500	(1)	37,603	43,112	10,643	(1)	32,469	15.8%
General and administrative	25,040	7,683	(2)	17,357	79,102	63,244	(2)	15,858	9.5%
Depreciation and amortization	11,543	4,196	(3)	7,347	10,237	4,137	(3)	6,100	20.4%
Loss (gain) on disposal of property and equipment	2	2	(4)	—	15	15	(4)	—	0.0%
Total operating expenses	75,688	13,381		62,307	132,466	78,039		54,427	14.5%
Income (loss) from operations	15,552	(13,381)		28,933	(55,008)	(78,039)		23,031	25.6%
Other income (expense)
Interest expense, net	(1,136)	—		(1,136)	(3,775)	—		(3,775)	(69.9)%
Extinguishment of debt	—	—		—	(638)	(638)	(5)	—	0.0%
Management fee of related party	—	—		—	(267)	(267)	(6)	—	0.0%
Total other income (expense), net	(1,136)	—		(1,136)	(4,680)	(905)		(3,775)	(69.9)%
Income (loss) before income taxes	14,416	(13,381)		27,797	(59,688)	(78,944)		19,256	44.4%
Provision for income taxes	6,489	(5,301)	(7)	11,790	(5,871)	(14,182)	(7)	8,311	41.9%
Net income (loss)	$7,927	$(8,080)		$16,007	$(53,817)	$(64,762)		$10,945	46.3%

Adjusted earnings (loss) per share:
Basic	$0.15			$0.30	$(1.15)			$0.23	29.4%
Diluted	$0.15			$0.30	$(1.15)			$0.23	28.0%

Weighted average shares of common stock outstanding:
Basic	52,917			52,917	46,803			46,803	13.1%
Diluted	53,464			53,464	46,803			46,803	14.2%

Percentages of revenue
Cost of revenue	42.9%			41.2%	55.7%			41.9%
General and administrative	27.4%			19.0%	102.1%			20.5%
Income from operations	17.0%			31.7%	(71.0)%			29.7%
Net income	8.7%			17.5%	(69.5)%			14.1%

See footnotes on page 10.

Press Ganey Holdings, Inc.

Supplemental Financial Data

(In thousands, except per share amounts)

(Unaudited)

Reconciliation of Non-GAAP Items to GAAP Net Income (Loss) (continued)

	Six Months Ended June 30, 2016				Six Months Ended June 30, 2015
	GAAP Actual	Adjustments		Non-GAAP Results	GAAP Actual	Adjustments		Non-GAAP Results	% Change Non-GAAP Results

Revenue	$177,971	$—		$177,971	$152,349	$—		$152,349	16.8%

Operating expenses:
Cost of revenue	75,572	2,611	(1)	72,961	74,539	11,355	(1)	63,184	15.5%
General and administrative	47,683	12,744	(2)	34,939	97,403	64,709	(2)	32,694	6.9%
Depreciation and amortization	23,115	8,391	(3)	14,724	20,096	8,274	(3)	11,822	24.5%
Loss (gain) on disposal of property and equipment	20	20	(4)	—	(31)	(31)	(4)	—	0.0%
Total operating expenses	146,390	23,766		122,624	192,007	84,307		107,700	13.9%
Income (loss) from operations	31,581	(23,766)		55,347	(39,658)	(84,307)		44,649	24.0%
Other income (expense)
Interest expense, net	(2,366)	—		(2,366)	(8,354)	—		(8,354)	(71.7)%
Extinguishment of debt	—	—		—	(638)	(638)	(5)	—	0.0%
Management fee of related party	—	—		—	(553)	(553)	(6)	—	0.0%
Total other income (expense), net	(2,366)	—		(2,366)	(9,545)	(1,191)		(8,354)	(71.7)%
Income (loss) before income taxes	29,215	(23,766)		52,981	(49,203)	(85,498)		36,295	46.0%
Provision for income taxes	13,169	(9,302)	(7)	22,471	(1,360)	(17,025)	(7)	15,665	43.4%
Net income (loss)	$16,046	$(14,464)		$30,510	$(47,843)	$(68,473)		$20,630	47.9%

Adjusted earnings (loss) per share:
Basic	$0.30			$0.58	$(1.06)			$0.46	26.1%
Diluted	$0.30			$0.57	$(1.06)			$0.46	24.8%

Weighted average shares of common stock outstanding:
Basic	52,862			52,862	45,058			45,058	17.3%
Diluted	53,375			53,375	45,058			45,058	18.5%

Percentages of revenue
Cost of revenue	42.5%			41.0%	48.9%			41.5%
General and administrative	26.8%			19.6%	63.9%			21.5%
Income from operations	17.7%			31.1%	(26.0)%			29.3%
Net income	9.0%			17.1%	(31.4)%			13.5%

See footnotes on page 10.

Press Ganey Holdings, Inc.

Supplemental Financial Data

(Thousands of dollars)

(Unaudited)

Reconciliation of Non-GAAP Items to GAAP Net Income (Loss) (continued)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
Excluded items:		2016	2015	2016	2015

(1)

Equity-based compensation expense associated with (i) the modification of existing equity awards and forgiveness of loans associated with certain equity awards in connection with the Company's initial public offering ("IPO") and liquidating distribution of PG Holdco, LLC in 2015, and (ii) equity awards granted to attract and retain employees and directors. The Company has also excluded expense associated with severance related to the acquisition of Avatar International. The Company's incentive compensation plan excludes these expenses. The Company has also excluded these items in order to provide consistent operating performance insight as these expenses have fluctuated period to period, and do not necessarily reflect current period effectiveness of operational strategies.

	Equity-based compensation, IPO-related	$—	$10,124	$—	$10,124
	Equity-based compensation	1,429	519	2,540	1,231
	Severance	71	—	71	—
		$1,500	$10,643	$2,611	$11,355

(2)

Equity-based compensation charges (noted above), expense associated with severance related to the acquisition of Avatar International, transaction costs incurred in connection with completed and potential acquisitions, and other non-comparable expenses which include costs incurred in connection with the Company’s IPO and capital structure and strategic corporate planning in 2015, and professional fees incurred for the preparation for compliance with Section 404 of the Sarbanes-Oxley Act and for design of the Company's equity incentive and compensation programs in 2016. The Company's incentive compensation plan excludes these expenses. The Company has also excluded severance, acquisition expenses and other non-comparable items in order to provide consistent operating performance insight as these expenses are associated with specific acquisition targets or specific projects that are not associated with ongoing operating activities.

	Equity-based compensation, IPO-related	$—	$60,314	$—	$60,314
	Equity-based compensation	5,920	2,076	10,809	3,328
	Severance	638	—	638	—
	Acquisition expenses	1,125	195	1,191	203
	Other non-comparable items	—	659	106	864
		$7,683	$63,244	$12,744	$64,709

(3)

Amortization expense associated with acquired intangible assets from business combinations. The Company has excluded this item as analysts and investors commonly exclude this expense in assessing financial performance across companies and industries.

	Amortization of intangibles	$4,196	$4,137	$8,391	$8,274

(4)	Noncash gains and losses associated with disposals of property and equipment. The Company's incentive compensation plan excludes this item.
	Loss (gain) on disposal of property and equipment	$2	$15	$20	$(31)

(5)	Write-off of unamortized deferred financing fees, loss on original issuance discount and lender fees in connection with debt refinancings.
	Extinguishment of debt	$—	$638	$—	$638

(6)	Fees paid to the Company’s majority owner under a management agreement prior to the Company’s IPO. The management agreement was terminated upon the closing of the IPO in May 2015.
	Management fee of related party	$—	$267	$—	$553

(7)	Provision for income taxes based on the Company’s state and federal effective tax rates, including usual non-deductible expenses.

Press Ganey Holdings, Inc.

Supplemental Financial Data

(Thousands of dollars)

(Unaudited)

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA (Non-GAAP)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Net income (loss)	$7,927	$(53,817)	$16,046	$(47,843)
Interest expense, net	1,136	3,775	2,366	8,354
Provision for income taxes	6,489	(5,871)	13,169	(1,360)
Depreciation and amortization	11,543	10,237	23,115	20,096
EBITDA	27,095	(45,676)	54,696	(20,753)
Adjustments
Equity-based compensation (1)	7,349	73,033	13,349	74,997
Extinguishment of debt (2)	—	638	—	638
Management fee to related party (3)	—	267	—	553
Acquisition expenses (4)	1,125	195	1,191	203
Severance (5)	709	—	709	—
Loss (gain) on disposal of property and equipment (6)	2	15	20	(31)
Other non-comparable items (7)	-	659	106	864
Adjusted EBITDA	$36,280	$29,131	$70,071	$56,471
Adjusted EBITDA Margin	39.8%	37.6%	39.4%	37.1%

(1)

Equity-based compensation expense associated with (i) the modification of existing equity awards and forgiveness of loans associated with certain equity awards in connection with the Company’s IPO and liquidating distribution of PG Holdco, LLC in 2015, and (ii) equity awards granted to attract and retain employees and directors. The Company’s incentive compensation plan excludes this expense. The Company has also excluded this item in order to provide consistent operating performance insight as these expenses have fluctuated period to period, are noncash, and do not necessarily reflect current period effectiveness of operational strategies.

(2)

Write-off of unamortized deferred financing fees, loss on original issuance discount and lender fees in connection with debt refinancings. The Company’s incentive compensation plan excludes this noncash expense.

(3)	Fees paid to the Company’s majority owner under a management agreement prior to the Company’s IPO. The management agreement was terminated upon the closing of the IPO in May 2015.

(4)

Transaction costs incurred in connection with completed and potential acquisitions. The Company’s incentive compensation plan excludes this expense. The Company has also excluded this item in order to provide consistent operating performance insight as these expenses are not ongoing in nature but are associated with specific acquisition targets.

(5)

Expenses associated with severance related to the acquisition of Avatar International. The Company’s incentive plan excludes this item. The Company has also excluded severance as it is related to the integration of Avatar International in order to provide consistent operating performance of the Company and is not associated with ongoing activities of Avatar International or the Company.

(6)	Noncash gains and losses associated with disposals of property and equipment. The Company’s incentive compensation plan excludes this item.

(7)

Other non-comparable items include costs incurred in connection with the Company's IPO and capital structure and strategic corporate planning in 2015 and professional fees incurred for the preparation for compliance with Section 404 of the Sarbanes-Oxley Act and for design of the Company’s equity incentive and compensation programs in 2016. The Company’s incentive compensation plan excludes these expenses. The Company has also excluded this item in order to provide consistent operating performance insight as these expenses are associated with specific projects that are not associated with ongoing operating activities.

Contacts:

Press Ganey Holdings, Inc.	MSL Group
Balaji Gandhi (Investors)	Jon Siegal (Media)
781-295-0390	781-684-0770
IR@pressganey.com	PressGaney@mslgroup.com